Exhibit 10.1
Execution Version

EXTENSION NO. 1 TO CREDIT AGREEMENT

EXTENSION NO. 1 TO CREDIT AGREEMENT, dated as of February 4, 2026 (this “Agreement”), among Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), the Lenders party hereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”), to that certain Credit Agreement, dated as of January 7, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among the Company, the Lenders from time to time party thereto and the Administrative Agent and the other parties thereto.
W I T N E S S E T H:
WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Company has requested that each Lender extend such Lender’s Maturity Date for an additional 365 days from January 7, 2027 (the “Existing Maturity Date”) to January 7, 2028 (the “Extended Maturity Date”) pursuant to Section 2.15 of the Credit Agreement (giving effect to the waivers included in this Agreement as to certain requirements set forth therein);
WHEREAS, (a) each existing Commitment extended in accordance with the terms of this Agreement will be an “Extended Commitment” (with each existing Commitment not so extended, a “Non-Extended Commitment”) and (b) each existing Loan extended in accordance with the terms of this Agreement will be an “Extending Loan” (with each existing Loan not so extended, a “Non-Extending Loan”);
WHEREAS, each Lender party hereto whose name is set forth on Schedule I hereto under the heading “Extending Lender” is willing to consent to the extension of the maturity date of all of its Commitments and Loans to the Extended Maturity Date upon the terms and conditions set forth herein (each such consenting Lender, a “Extending Lender”), and each Lender whose name is set forth on Schedule I hereto under the heading “Non-Extending Lender” is not willing to consent to the extension of the maturity date of all of its Commitments and Loans to the Extended Maturity Date (each such non-consenting Lender, a “Non-Extending Lender”);

WHEREAS, each Lender party hereto is willing to consent to the extension to the Maturity Date of the Credit Agreement described in Section 2 below, upon the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1.  Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.  Maturity Date Extension.
(a)Extension. On the Effective Date (as defined below), each Extending Lender agrees that all of its existing Commitment and Loans will be modified to become an Extended Commitment and Extending Loans, respectively, of like amount, and that the Maturity Date for such

Extended Commitments and Extending Loans will be the Extended Maturity Date. The existing Commitments and Loans of each Non-Extending Lender will remain outstanding as Non-Extended Commitments and Non-Extending Loans, respectively, and the Maturity Date of such Non-Extended Commitments and Non-Extended Loans will remain the Existing Maturity Date. Each existing Loan of an Extending Lender will be converted into an Extending Loan of the same Type, and with respect to Alternative Currency Term Rate Loans and Term SOFR Loans, the Interest Period applicable thereto shall be the then-current Interest Period applicable to such existing Loan from which it is converted with no conversion into a different Interest Period. For the avoidance of doubt, no payment or prepayment of any Loan shall be deemed to have occurred solely due to this Agreement or the transactions described herein.
(b)Other Extension Matters. The parties hereto acknowledge and agree to the following:
i.Following the Effective Date, the L/C Obligations shall continue to be held ratably among the lenders under the Credit Agreement, but on the Existing Maturity Date, the L/C Obligations under the Credit Agreement held by any Non-Extending Lender shall be ratably reallocated, to the extent of the unused Commitments of the Extending Lenders, to such Extending Lenders (without regard to whether the conditions set forth in Section 4.02 of the Credit Agreement can then be satisfied) and the Borrowers shall cash collateralize the balance of such L/C Obligations under the Credit Agreement in accordance with Section 2.17 of the Credit Agreement.
ii. On the Existing Maturity Date applicable to Loans of any Non-Extending Lender, the Borrowers shall repay any outstanding Loans of each Non-Extending Lender that has not been replaced as provided in Sections 2.15(d) and 10.13 of the Credit Agreement (and pay any additional amounts required pursuant to the Credit Agreement).
iii. Lenders party hereto, constituting the Required Lenders, hereby waive the timing and notice requirements set forth in Section 2.15 of the Credit Agreement.

SECTION 3.  Conditions to Effectiveness. This Agreement shall become effective on the first date on which each of the following conditions precedent has been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Effective Date”):
(a)Counterparts. The Administrative Agent (or its counsel) shall have received from the Borrowers, the Administrative Agent, the Required Lenders and each Extending Lender either (i) a counterpart of this Agreement duly executed by such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission (e.g., “pdf” or “tif” via electronic mail) of a signed signature page (whether signed manually or electronically) of this Agreement) that such party has signed a counterpart of this Agreement;

(b)Officer’s Certificate. The Administrative Agent shall have received a certificate, signed by a Responsible Officer of the Company and dated the Effective Date stating that the representations and warranties contained in Section 4 hereof are true and correct;

(c)Consent Fee. The Company shall have paid to the Administrative Agent, for the account of each Extending Lender that submits its consent hereto to the Administrative Agent (by delivering an executed signature page to this Agreement that is not subject to any “escrow” conditions other than the satisfaction of the conditions precedent to this Agreement or by releasing such signature page from “escrow” prior to the effectiveness of this Agreement) prior to 3:00 p.m. New York City time on February 3, 2026, a consent fee of 0.01% on the aggregate amount of such Extending Lender’s Extended Commitment;

(d)Fees and Expenses. The Administrative Agent shall have received on or before the Effective Date all reasonable and documented fees and expenses required to be paid to the Administrative Agent in connection with the preparation and negotiation of this Agreement pursuant to and in accordance with the terms of Section 10.04 of the Credit Agreement, provided that such fees and expenses have been invoiced at least three Business Days prior to the Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
SECTION 4.  Representations and Warranties. The Company hereby represents to the Administrative Agent and each Lender, as follows:
(a)The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate or other organizational action. No approval, consent, exemption, authorization, or other material action by, or material notice to, or material filing with (other than any SEC filing by the Company in compliance with the SEC disclosure obligations), any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)After giving effect to this Agreement, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date (provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects as of such earlier date), and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and
(c)At the time of and immediately after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.
SECTION 5.  Effect on the Loan Documents.

(a)Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Company hereby agrees, with respect to each Loan Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Agreement. Nothing in this Agreement shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.
(b)Upon the Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto,” “hereunder,” “hereof,” or in the other Loan Documents to the “Credit Agreement”, or, in each case, words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by this Agreement.
(c)Except as expressly set forth in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)The Company and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
SECTION 6.  GOVERNING LAW; WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE COMPANY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT IN ANY FORUM OTHER THAN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.
SECTION 7.  Amendments; Execution in Counterparts; Electronic Signatures.
(a)This Agreement may not be amended nor may any provision hereof be waived except in accordance with Section 10.01 of the Credit Agreement.

(b)This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(c)The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in this Agreement and any document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THERMO FISHER SCIENTIFIC INC.

By:
Name:
Title:

[Extension No. 1 – Signature Page]

BANK OF AMERICA, N.A.,
as the Administrative Agent, a Lender, Extending Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., LONDON
BRANCH,
as a Swing Line Lender

By:
Name:
Title:
[Extension No. 1 – Signature Page]

[CONSENTING LENDER],
as a Lender[,] [L/C/ Issuer] [and] [Swing Line Lender]

By:
Name:
Title:

Please select below whether you are an Extending Lender or a Non-Extending Lender:

☐	Extending Lender
☐	Non-Extending Lender
[Extension No. 1 – Signature Page]

SCHEDULE I
Extending Loan Commitment

Extending Lender	Extended Commitment
Bank of America, N.A.	$350,000,000.00
Barclays Bank PLC	$350,000,000.00
Citibank, N.A.	$350,000,000.00
JPMorgan Chase Bank, N.A.	$350,000,000.00
Mizuho Bank, Ltd.	$350,000,000.00
BNP Paribas	$225,000,000.00
Deutsche Bank AG New York Branch	$225,000,000.00
Goldman Sachs Bank USA	$225,000,000.00
HSBC Bank USA, N.A.	$225,000,000.00
ING Bank N.V., Dublin Branch	$225,000,000.00
Morgan Stanley Bank, N.A.	$225,000,000.00
MUFG Bank, Ltd.	$225,000,000.00
Royal Bank of Canada	$225,000,000.00
Sumitomo Mitsui Banking Corporation	$225,000,000.00
The Bank of Nova Scotia	$225,000,000.00
UBS AG, Stamford Branch	$225,000,000.00
U.S. Bank National Association	$225,000,000.00
Wells Fargo Bank, National Association	$225,000,000.00
Bank of China, New York Branch	$81,250,000.00
KeyBank, National Association	$81,250,000.00
Nordea Bank Abp, New York Branch	$81,250,000.00
The Bank of New York Mellon	$81,250,000.00
TOTAL…………………………………………….	$5,000,000,000.00
Non-Extending Lender	Non-Extended Commitment
N/A	$0.00
TOTAL…………………………………………….	$0.00